SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[x] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14-12

                      Dallas Gold And Silver Exchange, Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[ ] Fee computed on table below per Exchange Acr Rules  14a-6(i)(4)  and 0-11
     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state hoe it was determined):

     4) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filling for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:


     4) Date Filed:

                      DALLAS GOLD AND SILVER EXCHANGE, INC.


                                ----------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To be held June 12, 2000

Notice is hereby given that the Annual Meeting of Shareholders of Dallas Gold and Silver Exchange, Inc. will be held on Monday, June 12, 2000, at 6:00 P.M. at the Company's executive offices at 2817 Forest Lane, Dallas, Texas, for the purpose of considering and voting upon:

   1. The election of Directors.

   2. Transacting such other business as may properly come before the meeting.

The close of business on April 25, 2000, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at this meeting and any adjournment thereof, and only shareholders of record on such date shall be entitled to notice of and to vote at the meeting.

Please promptly date, sign and mail the enclosed proxy using the enclosed address envelope which needs no postage if mailed within the United States.

                               By order of the Board of Directors



                               Dr. L.S. Smith, Ph.D
                               Chairman of the Board
                               and Secretary
Dated: April 28, 2000

                                 PROXY STATEMENT

                                ----------------

                      DALLAS GOLD AND SILVER EXCHANGE, INC.
                                2817 Forest Lane
                               Dallas, Texas 75234

                                 ---------------


                         ANNUAL MEETING OF SHAREHOLDERS

This statement is furnished to shareholders in connection with the solicitation by the Board of Directors of Dallas Gold and Silver Exchange, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on June 12 2000, at 6:00 P.M. at the Company's executive offices at 2817 Forest Lane, Dallas, Texas, and any adjournment thereof. This proxy statement and the proxies solicited hereby are first being sent or delivered to shareholders on or about April 29, 2000. Certain employees of the Company may solicit proxies by telephone or in person. The expense of preparing, printing and mailing the proxies will be borne by the Company. A copy of the Company's Annual Report on Form 10-KSB (including the financial statements) ("Form 10-KSB") is enclosed herewith.

                                     VOTING

The proxy may be revoked by the shareholder at any time prior to its use. If it is signed properly by the shareholder and is not revoked, it will be voted at the meeting. If a shareholder specifies how the proxy is to be voted with respect to the election of Directors, the proxy will be voted in the manner specified on the enclosed proxy.

At the close of business on April 25, 2000, 4,510,171 shares of the Company's Common Stock, par value $.01 per share, were outstanding and eligible for voting at the meeting. Each shareholder of record is entitled to one vote for each share held in all matters to come before the meeting. Only shareholders of record at the close of business on April 25, 2000, are entitled to notice of and to vote at the meeting.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table and notes thereto set forth certain information as of April 25, 2000, pertaining to securities ownership by persons known to the Company to own 5% or more of the Company's Common Stock.

The information contained herein has been obtained from the Company's records, from various filings made by the named individuals with the Securities and Exchange Commission, or from information furnished directly by the individual or entity to the Company:

  Name and address                Amount and nature              Percent
  of beneficial owner           of beneficial owner(1)         of class(1)
---------------------           ----------------------         -----------

Dr. L. S. Smith, Ph.D                    1,880,149 (2)              41.7%
  2817 Forest Lane
  Dallas, Texas 75234


Howard P. Alan-Lee                         250,000                   5.5
  11230 Dilling Street
  North Hollywood,
  California 91602




(1) To the best knowledge of the Company, all shares are held of record with sole voting and investment power. All calculations are based on 4,510,171 shares outstanding as of the above referenced date.

(2)  Includes 50,000 shares held in trust for the benefit of third parties.

                        SECURITY OWNERSHIP OF MANAGEMENT

The following sets forth information as of April 25, 2000, with respect to the Company's Common Stock owned beneficially by persons named therein who are nominees for election as directors of the Company and by directors and officers as a group.

The information contained herein has been obtained from the Company's records, from various filings made by the named individuals with the Securities and Exchange Commission, or from information furnished directly by the individual to the Company:

  Name and address                         Amount and nature          Percent
  of beneficial owner                     of beneficial owner(1)    of class(1)
-----------------------                  -----------------------   ------------

Dr. L. S. Smith, Ph.D.                       1,880,149 (2)             41.7%
  2817 Forest Lane
  Dallas, Texas 75234

W. H. Oyster                                   188,615 (3)              4.0%
  2817 Forest Lane
  Dallas, TX 75234

John Benson                                    110,000 (4)              2.4%
  2817 Forest Lane
  Dallas, TX 75234

William P. Cordeiro
  1340 E. Alosta #  200
  Glendora, CA 91740                             7,500 (5)               .2%

James Walsh
  4614 Kilauea # 435
  Honolou, HI 96816                              2,500 (5)               .1%

All directors and officers                   2,188,764 (6)             46.8%
  as a group (5 individuals)

(1) To the best knowledge of the Company, all shares are held of record with sole voting and investment power. All calculations are based on 4,510,171 shares outstanding as of the above referenced date.

(2)  See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS" preceding.

(3) Includes 150,000 shares currently exercisable under a stock option with an exercise price of $2.21 per share.

(4) Includes 100,000 shares currently exercisable under stock options with an average exercise price of $1.91 per share.

(5) Includes 2,500 shares currently exercisable under stock options with an exercise price of $ 4.19 per share.

(6)  Includes  150,000,  100,000 and 5,000 shares  currently  exercisable  under
     stock   options  with  exercise   prices  of  $2.21,   $1.91  and  $  4.19,
     respectively.

                              ELECTION OF DIRECTORS

The Company's Board of Directors at a meeting held on April 16 2000, nominated five persons to be elected at the Annual Meeting to serve as Directors of the Company for a term of one year and until their respective successors shall have been elected and shall have qualified.

It is the intention of the persons named in the proxy to vote for the election of the persons named below. If any nominee is unable or unwilling to serve, which the Board of Directors does not anticipate, the persons named in the proxy will vote for another person in accordance with their judgment.

The following table and notes thereto set forth the age, principal occupation, period of time served as a Director of the Company, business experience, and other directorships held by each of the three nominees for election as
Directors:

                                                     Year First
                                                      Elected
                                                     Director or
                                                      Appointed
                                                     Officer of
     Name             Age     Position                Company
-----------------     ---     --------               ----------

Dr. L.S. Smith
Ph.D (1)               53     Chairman of the          1980
                              Board of Direc-
                              tors, Chief
                              Executive Officer
                              and Secretary

W.H. Oyster (2)        47     Director, Presi-         1990
                              dent and Chief
                              Operating Officer

John Benson (3)        54     Director and             1992
                              Chief Financial
                              Officer
William P. Cordeiro    55     Director                 1999

James Walsh            49     Director                 1999


Business Experience During Last Five Years
------------------------------------------

(1) Chairman of Board of Directors, and Chief Executive Officer and Secretary of the Company since 1980.

(2)  Director, President and Chief Operating of the Company since January 1990.

(3)  Director, Chief Financial Officer of the Company since December 1992.

(4) Director of the Company since June 1999. Management Professor, School of Business and Economics, California State University since June 1990. Partner, Bartik, Cordeiro & Associates, Inc., a management consulting firm since January 1990.

(5) Director of the Company since June 1999. Chairman of the Board and Chief Executive Officer of Hawaiian Vintage Chocolate Company, Inc., a Company registered under section 12(g) of the Securities Exchange of 1934 as amended, since July 1993.


                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The business affairs of the Company are managed by or under the direction of the Board of Directors. During 1999, the Company's Board of Directors met six (6) times. All members of the Board of Directors were present at each of the meetings.

An audit committee of the Board of Directors was formed during June 1999, and met twice during the year.

                             EXECUTIVE COMPENSATION

The following information is furnished with respect to each of the most highly compensated executive officers of the Company whose cash compensation from the Company and its subsidiaries during the Company's last fiscal year exceeded $100,000.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                              Annual Compensation    Long-Term
                              -------------------   Compensation
                                                      Awards
Name                                                 Securities
and                                                    Under-
Principal                                              lying
Position               Year      Salary      Bonus    Options
--------------------------------------------------  ------------

Dr. L.S. Smith         1999     $175,000  $127,300        -
Chief Executive        1998     $125,000  $153,577        -
Officer                1997     $125,000  $ 63,978        -

W.H. Oyster            1999     $140,000   $70,438        -
President and          1998    $140,000   $15,548         -
Chief Operating        1997    $125,000   $50,923         -
Officer

John Benson            1999     $ 92,500   $27,642        -
Chief Financial        1998     $ 92,500   $29,400        -
Officer                1997     $ 85,000   $19,350        -






                                    AUDITORS

The Company has selected Grant Thornton to be its principal accountants for the current fiscal year.

Their fees for the fiscal year ended December 31, 1999, were limited to the audit of the Company and review of the Company's federal income tax return.

A representative of Grant Thornton will be present at the shareholders' meeting and will have the opportunity to make a statement if he desires to do so. Further, the representative of Grant Thornton will be available to respond to appropriate questions.

                   SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE
                        2000 ANNUAL SHAREHOLDERS MEETING

Any shareholder desiring to submit a proposal for action at the 2000 Annual Meeting of Shareholders which is desired to be presented in the Company's Proxy Statement with respect to such meeting should submit such proposal to the Company at its principal place of business no later than December 28, 2000. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposal included and other respects are regulated by the Securities and Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

                                  OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented at the meeting other than matters that will be presented at the meeting other than matters incident to the conduct thereof. However, if any matters properly come before the meeting or any adjournments, it is intended that the holders of the proxies named in the accompanying proxy will vote thereon at their discretion.

                                           By Order of the Board of Directors

                                           Dr. L. S. SMITH, Ph.D
                                           Chairman of the Board
                                           and Secretary


                                  FORM OF PROXY
                                  -------------

                                      FRONT

PROXY    DALLAS GOLD AND SILVER EXCHANGE, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The  undersigned  hereby  appoints  Dr. L. S. Smith and John  Benson as
Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote as designed below, all the shares of Common Stock of Dallas Gold and Silver Exchange Inc. held of record by the undersigned on April 25, 2000, at the Annual Meeting of Shareholders to be held June 12, 2000, or any adjournment thereof.

1. ELECTION OF   FOR all nominees listed below(except     WITHHOLD AUTHORITY to vote for
    DIRECTORS    as marked to the contrary below  ____     all nominees listed  ____


         INSTRUCTION: To withhold authority to vote for any individual, cross out the nominee's name in the List below.


Dr. L. S. Smith   W. H. Oyster  John Benson   William P. Corediro  James Walsh


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                     REVERSE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL1.

                            Please sign exactly as name below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            Dated:                            , 2000
                                  ---------------------------

                                    Signature

                            Signature if held jointly



               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.